UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 10, 2007
                                                         ----------------

                         THE BEAR STEARNS COMPANIES INC.
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             (Exact name of registrant as specified in its charter)


      DELAWARE                   File No. 1-8989                13-3286161
      --------                   ---------------                ----------
  (State or other            (Commission File Number)          (IRS Employer
  jurisdiction of                                              Identification
   incorporation)                                                 Number)

              383 Madison Avenue, New York, New York          10179
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              (Address of principal executive offices)   (zip code)


       Registrant's telephone number, including area code: (212) 272-2000
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
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(d) On January 10, 2007, the Board of Directors (the "Board") of The Bear
Stearns Companies Inc. (the "Company") elected Michael Goldstein to the Board as an independent director. Mr. Goldstein will serve on the Audit Committee of the Company's Board. Mr. Goldstein is the retired Chairman and Chief Executive Officer of Toys "R" Us, Inc.

      Mr. Goldstein's compensation for his service as a director will be consistent with that of the Company's other non-employee directors, as described in the Company's definitive proxy statement, filed with the Securities and Exchange Commission on March 10, 2006, under the caption "Compensation of Directors."

      There are no arrangements or understandings between Mr. Goldstein and any other persons pursuant to which Mr. Goldstein was selected as a director. Neither Mr. Goldstein nor any member of his immediate family is a party, directly or indirectly, to any transaction required to be reported pursuant to
Item 404(a) of Regulation S-K.

      A copy of the Company's press release announcing Mr. Goldstein's election is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)   Exhibits

    99.1  Press Release, dated January 10, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE BEAR STEARNS COMPANIES INC.

Date: January 16, 2007

                                         /s/ Kenneth L. Edlow
                                         ---------------------------------------
                                         Name:  Kenneth L. Edlow
                                         Title: Secretary

                                  EXHIBIT INDEX
                                  -------------

                                                                   Paper (P) or
Exhibit No.                      Description                      Electronic (E)
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   99.1       Press Release, dated January 10, 2007.                    E